SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1997, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1997-LB3)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      333-22559               13-3439681
----------------------------        -------------         ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
New York, New York                                        10048
------------------------                                  ----------
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On June 25, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-LB3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") and Ameriquest Mortgage Company ("Ameriquest") as master servicers (in such capacity, the "Master Servicers") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $510,529,492 as of June 1, 1997 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated June 19, 1997, among the Depositor, Salomon Brothers Realty Corp., Long Beach and Ameriquest. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated June 19, 1997, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and initial PassThrough Rates:

                         Initial Certificate
        Class             Principal Balance        Pass-through Rate
        -----             -----------------        -----------------

          A               $412,247,000.00              Variable

         M-1               $40,588,000.00              Variable

         M-2               $34,716,000.00              Variable

         M-3               $15,316,000.00              Variable

         CE                 $7,657,919.60              Variable

         R-I                      $100.00              Variable

        R-II                      $100.00              Variable



                  The Certificates (except for the Class CE Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated June 19, 1997, and the Prospectus Supplement, dated June 19, 1997, as previously filed with the Securities and Exchange

Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

                  The information with respect to the Mortgage Loans, as well as information with respect to the Mortgage Pool, found in the Prospectus Supplement, dated June 19, 1997, has been updated to have the following characteristics as of the Cut-off Date.

         References to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         The Mortgage Pool will consist of approximately 4,975 conventional, one- to four-family, adjustable-rate Mortgage Loans secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of June 1, 1997 (the "Cutoff Date") of approximately $510,529,492, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         In the case of approximately 13.80% of the Mortgage Loans (each, a "Delayed First Adjustment Mortgage Loan"), the first Adjustment Date for each such Mortgage Loan will occur after an initial period of two years from the origination thereof.

         With respect to 78.49% and 21.51% of the Mortgage Loans, the Mortgage Rate will generally not increase or decrease by more than 1.00% per annum and 1.50% per annum, respectively, on any related Adjustment Date (the "Periodic Rate Cap") and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate").

         As of the Cut-off Date, approximately 1.13% of the Mortgage Loans were thirty days or more but less than sixty days delinquent in their monthly payments. As of the Cut-off Date, none of the Mortgage Loans were sixty days or more delinquent in their monthly payments.

         Approximately 34.84% of the Mortgage Loans are secured by Mortgaged Properties located in the State of California.

         Approximately 10.89% of the Mortgage Loans had a Loan-to-Value Ratio at origination in excess of 80% but will not be covered by a primary mortgage insurance policy. No Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding 85.00%.

         Approximately 52.95% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Each Master Servicer will be entitled to all prepayment charges received on the Mortgage Loans master serviced by it (except with respect to approximately 25.41% of the Mortgage Loans, the prepayment charges in respect of which will be paid to the Mortgage Loan Seller), and such amounts will not be available for distribution on the Certificates.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than approximately 6.25% per annum and not more than approximately 16.85% per annum and the weighted average Mortgage Rate was approximately 9.944% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 1.50% to approximately 8.30%, Minimum Mortgage Rates ranging from approximately 6.25% per annum to approximately 16.85% per annum and Maximum Mortgage Rates ranging from approximately 12.25% per annum to approximately 22.85% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.891%, the weighted average Minimum Mortgage Rate was approximately 9.660% per annum and the weighted average Maximum Mortgage Rate was approximately 15.880% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in June 1999 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is December 1997.

         The weighted average remaining term to maturity of the Mortgage Loans will be approximately 28 years and 11 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to February 1996 or after July 1997, or will have a remaining term to maturity of less than 9 years or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is June 2027.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                                       -5-


             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                                                    % OF
                                                         NUMBER      AGGREGATE ORIGINAL      AGGREGATE ORIGINAL
         RANGE ($)                                      OF LOANS      PRINCIPAL BALANCE       PRINCIPAL BALANCE
         ---------                                      --------     -------------------     ------------------
        0.01 -   50,000.00 ..........................     1,034       $   36,474,334.00                 7.12%
   50,000.01 -   100,000.00..........................     1,964          146,805,008.00                28.66
  100,000.01 -   150,000.00..........................     1,140          138,653,289.00                27.06
  150,000.01 -   200,000.00..........................       428           74,302,304.00                14.50
  200,000.01 -   250,000.00..........................       193           43,227,972.00                 8.44
  250,000.01 -   300,000.00..........................        97           26,663,614.00                 5.20
  300,000.01 -   350,000.00..........................        45           14,672,070.00                 2.86
  350,000.01 -   400,000.00..........................        29           10,812,629.00                 2.11
  400,000.01 -   450,000.00..........................        24           10,233,200.00                 2.00
  450,000.01 -   500,000.00..........................        19            9,240,500.00                 1.80
  500,000.01 -   550,000.00..........................         1              517,500.00                 0.10
  700,000.01 -   750,000.00..........................         1              715,000.00                 0.14
                                                         -----        ----------------              -------
         Total.......................................     4,975       $  512,317,420.00               100.00%
                                                          =====       =================               =======



         The average principal balance of the Mortgage Loans at origination was approximately $102,978. No Mortgage Loan had a principal balance at origination greater than $715,000 or less than $10,000.



         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                      AGGREGATE            % OFAGGREGATE
                                                                  PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                     NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
        RANGE ($)                                   OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
        ---------                                   --------      ------------------     -----------------
        0.01 -  50,000.00 .......................      1,041    $    36,612,330.12               7.17%
   50,000.01 -  100,000.00.......................      1,961        146,307,058.62              28.66
  100,000.01 -  150,000.00.......................      1,137        137,973,055.07              27.03
  150,000.01 -  200,000.00.......................        429         74,308,525.36              14.56
  200,000.01 -  250,000.00.......................        192         42,922,170.94               8.41
  250,000.01 -  300,000.00.......................         96         26,347,371.73               5.16
  300,000.01 -  350,000.00.......................         45         14,629,562.11               2.87
  350,000.01 -  400,000.00.......................         29         10,781,935.79               2.11
  400,000.01 -  450,000.00.......................         24         10,200,480.81               2.00
  450,000.01 -  500,000.00.......................         19          9,216,230.58               1.81
  500,000.01 -  550,000.00.......................          1            517,194.47               0.10
  700,000.01 -  750,000.00.......................          1            713,576.44               0.14
                                                      ------        --------------            -------
         Total...................................      4,975    $   510,529,492.04             100.00%
                                                       =====    ==================             =======



         The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $102,619. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $713,577 or less than approximately $2,190.


                            MORTGAGED PROPERTY TYPES
                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                                              OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-------------                                              --------      ------------------      -----------------
Single Family............................................     4,263     $   431,147,277.81                 84.45%
Two- to Four-Family......................................       253          25,350,044.70                  4.97
Condominium..............................................       181          16,076,107.51                  3.15
Town House...............................................        13           1,317,613.56                  0.26
Planned Unit Development.................................       206          32,992,911.39                  6.46
Manufactured Housing.....................................        59           3,645,537.07                  0.71
                                                             ------           ------------               -------
         Total...........................................     4,975     $   510,529,492.04                100.00%
                                                              =====     ==================                =======


                       MORTGAGED PROPERTY OCCUPANCY STATUS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY STATUS                                           OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
----------------                                           --------      ------------------      -----------------
Owner-Occupied...........................................     4,381      $  465,842,457.03                91.25%
Non Owner-Occupied.......................................       594          44,687,035.01                 8.75
                                                                ---          -------------              -------
         Total...........................................     4,975      $  510,529,492.04               100.00%
                                                              =====      =================               =======


         The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

               MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION
                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                                          --------      ------------------      -----------------
6.000 - 6.499............................................         6     $        875,173.25                0.17%
6.500 - 6.999............................................        58            7,566,777.70                1.48
7.000 - 7.499............................................        63            9,679,471.32                1.90
7.500 - 7.999............................................       315           38,198,514.37                7.48
8.000 - 8.499............................................       215           28,061,579.06                5.50
8.500 - 8.999............................................       730           90,354,682.39               17.70
9.000 - 9.499............................................       351           43,409,045.68                8.50
9.500 - 9.999............................................       941          102,973,940.14               20.17
10.000 - 10.499..........................................       751           71,435,395.82               13.99
10.500 - 10.999..........................................       670           59,896,609.01               11.73
11.000 - 11.499..........................................       163           13,858,963.80                2.71
11.500 - 11.999..........................................       321           21,498,156.35                4.21
12.000 - 12.499..........................................        76            4,735,075.69                0.93
12.500 - 12.999..........................................       175           10,657,118.73                2.09
13.000 - 13.499..........................................        45            2,545,537.66                0.50
13.500 - 13.999..........................................        62            2,985,509.77                0.58
14.000 - 14.499..........................................        10              331,425.18                0.06
14.500 - 14.999..........................................        12              611,407.00                0.12
15.000 - 15.499..........................................         4              129,856.05                0.03
15.500 - 15.999..........................................         5              565,550.26                0.11
16.000 - 16.499..........................................         1               94,458.91                0.02
16.500 - 16.999..........................................         1               65,243.90                0.01
                                                             ------         ---------------             -------
         Total...........................................     4,975       $  510,529,492.04              100.00%
                                                              -----       -----------------              =======



           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE
                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                                          --------      ------------------      -----------------
6.000 - 6.499............................................         6    $         875,173.25                0.17%
6.500 - 6.999............................................        36           4,032,228.42                 0.79
7.000 - 7.499............................................        38           5,593,531.20                 1.10
7.500 - 7.999............................................       223          27,385,689.36                 5.36
8.000 - 8.499............................................       162          21,925,055.24                 4.29
8.500 - 8.999............................................       564          72,414,828.49                14.18
9.000 - 9.499............................................       350          44,456,854.78                 8.71
9.500 - 9.999............................................       896          97,749,044.35                19.15
10.000 - 10.499..........................................       811          81,946,101.81                16.05
10.500 - 10.999..........................................       663          63,005,911.64                12.34
11.000 - 11.499..........................................       282          26,678,958.40                 5.23
11.500 - 11.999..........................................       391          28,350,905.86                 5.55
12.000 - 12.499..........................................       172          13,028,453.38                 2.55
12.500 - 12.999..........................................       219          14,475,184.38                 2.84
13.000 - 13.499..........................................        62           3,508,123.70                 0.69
13.500 - 13.999..........................................        66           3,289,472.07                 0.64
14.000 - 14.499..........................................        11             347,459.59                 0.07
14.500 - 14.999..........................................        12             611,407.00                 0.12
15.000 - 15.499..........................................         4             129,856.05                 0.03
15.500 - 15.999..........................................         5             565,550.26                 0.11
16.000 - 16.499..........................................         1              94,458.91                 0.02
16.500 - 16.999..........................................         1              65,243.90                 0.01
                                                             ------      -----------------             --------
         Total...........................................     4,975     $   510,529,492.04               100.00%
                                                              =====     ==================               -------

         As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.944% per annum.

                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGED PROPERTIES

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                                    OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------------                                    --------      ------------------      -----------------
Less than or equal to 25.00..............................        31     $     1,196,135.40                 0.23%
25.01 - 30.00............................................        12             596,096.02                 0.12
30.01 - 35.00............................................        24           1,192,310.86                 0.23
35.01 - 40.00............................................        45           2,495,709.92                 0.49
40.01 - 45.00............................................        58           3,452,093.56                 0.68
45.01 - 50.00............................................        99           6,644,678.85                 1.30
50.01 - 55.00............................................       170          11,841,518.16                 2.32
55.01 - 60.00............................................       225          16,755,003.67                 3.28
60.01 - 65.00............................................       283          23,629,741.74                 4.63
65.01 - 70.00............................................       555          52,050,988.68                10.20
70.01 - 75.00............................................     1,496         153,207,415.64                30.01
75.01 - 80.00............................................     1,576         181,854,565.27                35.62
80.01 - 85.00............................................       401          55,613,234.27                10.89
                                                              -----     ------------------               ------
         Total...........................................     4,975     $   510,529,492.04               100.00%
                                                              =====     ==================               =======


         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans was approximately 74.328%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 85.00% or less than approximately 5.00%.

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOCATION                                                   OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
--------                                                   --------      ------------------      -----------------
Alabama..................................................         9      $      437,852.44                 0.09%
Arizona..................................................       253          22,623,413.84                 4.43
Arkansas.................................................         2              65,435.00                 0.01
California...............................................     1,307         177,892,935.08                34.84
Colorado.................................................       288          31,562,608.87                 6.18
Connecticut..............................................        66           7,090,809.71                 1.39
Delaware.................................................         3             292,883.92                 0.06
District of Columbia.....................................         2             148,528.64                 0.03
Florida..................................................       129          12,006,375.75                 2.35
Georgia..................................................        70           7,315,801.99                 1.43
Hawaii...................................................         6           1,198,817.22                 0.23
Idaho....................................................        34           2,748,595.92                 0.54
Illinois.................................................       330          31,022,089.75                 6.08
Indiana..................................................        77           4,621,327.94                 0.91
Iowa.....................................................        13             699,145.28                 0.14
Kansas...................................................        36           2,363,848.15                 0.46
Kentucky.................................................        15           1,131,968.29                 0.22
Louisiana................................................        32           2,448,290.39                 0.48
Maine....................................................         8             599,789.15                 0.12
Maryland.................................................        30           3,453,741.50                 0.68
Massachusetts............................................        69           7,297,772.98                 1.43
Michigan.................................................       231          18,444,879.31                 3.61
Minnesota................................................       269          24,634,439.51                 4.83
Mississippi..............................................         2              81,575.01                 0.02
Missouri.................................................       155           8,967,963.13                 1.76
Montana..................................................         4             260,697.36                 0.05
Nebraska.................................................         2              75,314.88                 0.01
Nevada...................................................        59           7,283,514.68                 1.43
New Hampshire............................................        28           2,396,116.14                 0.47
New Jersey...............................................       111          13,583,605.09                 2.66
New Mexico...............................................        88           8,017,120.59                 1.57
New York.................................................       133          15,575,074.03                 3.05
North Carolina...........................................        39           2,746,882.96                 0.54
Ohio.....................................................       198          11,047,981.94                 2.16
Oklahoma.................................................         9             560,413.86                 0.11
Oregon...................................................       154          17,059,773.22                 3.34
Pennsylvania.............................................       184          11,495,252.60                 2.25
Rhode Island.............................................         1              97,460.20                 0.02
South Carolina...........................................         6             349,486.17                 0.07
South Dakota.............................................         1              25,570.23                 0.01
Tennessee................................................        55           4,456,821.61                 0.87
Texas....................................................       130          12,824,586.46                 2.51
Utah.....................................................       130          13,684,820.01                 2.68
Vermont..................................................         1              23,951.20                 0.00
Washington...............................................       187          18,694,855.92                 3.66
West Virginia............................................         5             193,526.80                 0.04
Wisconsin................................................        10             678,124.65                 0.13
Wyoming..................................................         4             247,652.67                 0.05
                                                             ------        ---------------              -------
         Total...........................................     4,975     $   510,529,492.04               100.00%
                                                              =====     ==================               =======

         The aggregate principal balance of Mortgage Loans in the California zip code with the largest amount of such Mortgage Loans, by aggregate principal balance as of the Cut-off Date, was approximately $2,129,149.


                          PURPOSE OF THE MORTGAGE LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                               OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
------------                                               --------      ------------------      -----------------
Construction - Permanent.................................         1          $    186,837.51               0.04%
Purchase.................................................       707            86,136,491.72              16.87
Equity-out Refinance.....................................     2,090           193,766,884.99              37.95
Refinance................................................     2,177           230,439,277.82              45.14
                                                              -----           --------------              -----
         Total...........................................     4,975        $  510,529,492.04             100.00%
                                                              =====        =================             =======


                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
------------                                               --------      ------------------      -----------------
Full Documentation Program...............................     3,415      $  338,755,083.07                66.35%
Fast Trac Program........................................       530          72,484,306.68                14.20
Stated Income Documentation Program......................       858          88,226,974.14                17.28
QuickCredit Full Documentation or QuickCredit
  Fast Trac Documentation Program........................        57           4,688,614.61                 0.92
INSTA Credit Full Documentation or
  INSTA Credit Fast Trac.................................       115           6,374,513.54                 1.25
                                                             ------       ----------------              -------
         Total...........................................     4,975      $  510,529,492.04               100.00%
                                                              =====      =================               =======



                      RISK CATEGORIES OF THE MORTGAGE LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                            OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
---------------                                            --------      ------------------      -----------------
A-.......................................................     2,261        $  256,516,712.04              50.25%
B+.......................................................       602            63,322,910.95              12.40
B........................................................       580            58,174,085.54              11.39
B-.......................................................       515            50,261,520.52               9.84
C........................................................       766            65,415,176.06              12.81
C-.......................................................       211            14,591,010.38               2.86
D.......................................................         40             2,248,076.55               0.44
         Total...........................................     4,975        $  510,529,492.04             100.00%
                                                              =====        =================             =======

                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                             AGGREGATE             % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
    MAXIMUM                                                 NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                                          --------      ------------------      -----------------
12.000 - 12.499.........................................          6       $     875,173.25                 0.17%
12.500 - 12.999.........................................         44           5,847,172.29                 1.15
13.000 - 13.499.........................................         50           7,797,248.98                 1.53
13.500 - 13.999.........................................        260          31,315,920.16                 6.13
14.000 - 14.499.........................................        179          24,062,300.34                 4.71
14.500 - 14.999.........................................        664          83,137,975.38                16.28
15.000 - 15.499.........................................        314          38,969,542.95                 7.63
15.500 - 15.999.........................................        822          90,594,346.06                17.75
16.000 - 16.499.........................................        736          72,838,317.58                14.27
16.500 - 16.999.........................................        774          75,330,802.45                14.76
17.000 - 17.499.........................................        216          18,564,733.30                 3.64
17.500 - 17.999.........................................        387          28,577,468.19                 5.60
18.000 - 18.499.........................................        106           7,781,811.07                 1.52
18.500 - 18.999.........................................        192          12,219,626.57                 2.39
19.000 - 19.499.........................................         45           2,544,176.04                 0.50
19.500 - 19.999.........................................        112           6,232,453.23                 1.22
20.000 - 20.499.........................................         24           1,379,902.30                 0.27
20.500 - 20.999.........................................         23           1,222,557.95                 0.24
21.000 - 21.499.........................................          5             165,699.12                 0.03
21.500 - 21.999.........................................          9             457,341.31                 0.09
22.000 - 22.499.........................................          4             177,077.49                 0.03
22.500 - 22.999.........................................          3             437,846.03                 0.09
                                                             ------        ---------------              -------
         Total..........................................      4,975     $   510,529,492.04               100.00%
                                                              =====     ==================               =======


         The weighted average Maximum Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 15.880% per annum.


                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
    MINIMUM                                                 NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS      THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                                          --------     ------------------      -----------------
6.000 - 6.499...........................................          6        $   875,173.25                  0.17%
6.500 - 6.999...........................................         59          7,654,154.29                  1.50
7.000 - 7.499...........................................         62          9,623,075.05                  1.88
7.500 - 7.999...........................................        315         38,198,514.37                  7.48
8.000 - 8.499...........................................        215         28,061,579.06                  5.50
8.500 - 8.999...........................................        729         90,267,305.80                 17.68
9.000 - 9.499...........................................        352         43,465,441.95                  8.51
9.500 - 9.999...........................................        941        102,973,940.14                 20.17
10.000 - 10.499.........................................        751         71,435,395.82                 13.99
10.500 - 10.999.........................................        670         59,896,609.01                 11.73
11.000 - 11.499.........................................        163         13,858,963.80                  2.71
11.500 - 11.999.........................................        321         21,498,156.35                  4.21
12.000 - 12.499.........................................         76          4,735,075.69                  0.93
12.500 - 12.999.........................................        175         10,657,118.73                  2.09
13.000 - 13.499.........................................         45          2,545,537.66                  0.50
13.500 - 13.999.........................................         62          2,985,509.77                  0.58
14.000 - 14.499.........................................         10            331,425.18                  0.06
14.500 - 14.999.........................................         12            611,407.00                  0.12
15.000 - 15.499.........................................          4            129,856.05                  0.03
15.500 - 15.999.........................................          5            565,550.26                  0.11
16.000 - 16.499.........................................          1             94,458.91                  0.02
16.500 - 16.999.........................................          1             65,243.90                  0.01
                                                               ----             ---------                ------
         Total..........................................      4,975     $  510,529,492.04                100.00%
                                                              =====     =================                =======


         The weighted average Minimum Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 9.660% per annum.

                       GROSS MARGINS OF THE MORTGAGE LOANS

                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
GROSS MARGIN (%)                                           OF LOANS      THE CUT-OFF DATE        THE CUT-OFF DATE
----------------                                           --------     ------------------      -----------------
1.500 - 1.749...........................................          1       $     31,915.21                  0.01%
3.000 - 3.249...........................................          2            131,746.49                  0.03
3.250 - 3.499...........................................          1            152,101.92                  0.03
3.500 - 3.749...........................................         79          8,831,296.71                  1.73
3.750 - 3.999...........................................        182         20,573,206.32                  4.03
4.000 - 4.249...........................................        253         25,765,394.67                  5.05
4.250 - 4.499...........................................        180         18,004,593.20                  3.53
4.500 - 4.749...........................................        136         13,311,843.31                  2.61
4.750 - 4.999...........................................        173         17,285,404.95                  3.39
5.000 - 5.249...........................................        200         20,874,349.87                  4.09
5.250 - 5.499...........................................        167         18,599,774.05                  3.64
5.500 - 5.749...........................................        210         24,182,078.98                  4.74
5.750 - 5.999...........................................        415         45,920,555.78                  8.99
6.000 - 6.249...........................................        533         46,282,709.35                  9.07
6.250 - 6.499...........................................        213         20,854,564.58                  4.08
6.500 - 6.749...........................................      1,228        131,761,543.61                 25.81
6.750 - 6.999...........................................        443         49,894,008.32                  9.77
7.000 - 7.249...........................................        318         23,202,175.51                  4.54
7.250 - 7.499...........................................        194         19,652,917.20                  3.85
7.500 - 7.749...........................................         18          2,578,127.48                  0.50
7.750 - 7.999...........................................         17          1,667,448.71                  0.33
8.000 - 8.249...........................................          6            445,245.33                  0.09
8.250 - 8.499...........................................          6            526,490.49                  0.10
                                                            -------
         Total .........................................      4,975     $  510,529,492.04                100.00%
                                                              =====     =================              =========



         The weighted average Gross Margin of the Mortgage Loans as of the Cut-off Date was approximately 5.891%.

                  NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS

                                                                               AGGREGATE            % OF AGGREGATE
                                                                           PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER         OUTSTANDING AS OF      OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                              OF LOANS        THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------------------                              --------       ------------------      -----------------
July 1997...............................................      1,081              107,957,584.84           21.15%
August 1997.............................................        716               71,651,015.14           14.03
September 1997..........................................        180               18,179,815.22            3.56
October 1997............................................        257               25,727,151.86            5.04
November 1997...........................................      1,651              158,823,439.83           31.11
December 1997...........................................        542               57,723,438.57           11.31
October 1998............................................         14                1,841,829.30            0.36
November 1998...........................................         38                4,343,330.05            0.85
December 1998...........................................         41                4,977,823.66            0.98
January 1999............................................         14                2,260,501.88            0.44
February 1999...........................................          5                  539,949.29            0.11
March 1999..............................................          3                  507,813.84            0.10
April 1999..............................................        133               16,475,939.27            3.23
May 1999................................................        278               35,109,788.15            6.88
June 1999...............................................         22                4,410,071.14            0.86
                                                            -------             ---------------         -------
         Total..........................................      4,975           $  510,529,492.04          100.00%
                                                              =====           =================          =======


         As of the Cut-off Date, the weighted average next Adjustment Date of the Mortgage Loans was December 1997.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.                        Description
                  -----------                        -----------

                      4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company and Ameriquest Mortgage Company as Master Servicers and Norwest Bank Minnesota, N.A., as Trustee, relating to the Series 1997-LB3 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 25, 1997

                                  SALOMON BROTHERS MORTGAGE
                                  SECURITIES VII, INC.



                                  By:  /s/ Susan Mills
                                     ----------------------------------
                                  Name:    Susan Mills
                                  Title:   Assistant Vice President

                                INDEX TO EXHIBITS



                                                                 Sequentially
 Exhibit No.                 Description                         Numbered Page
 -----------                 -----------                         -------------

     4.1        Pooling and Servicing Agreement, dated as of         17
                June 1, 1997, by and among Salomon Brothers
                Mortgage Securities VII, Inc. as Depositor,
                Long Beach Mortgage Company and
                Ameriquest Mortgage Company as Master
                Servicers and Norwest Bank Minnesota, N.A.
                as Trustee, relating to the Series 1997-LB3
                Certificates.